Exhibit 23(c)(iii)

                          OPPENHEIMER CASH RESERVES
                   Class C Share Certificate (8-1/2" x 11")

I. FACE OF CERTIFICATE     (All text and other  matter  lies  within  8-1/4" x
                           10-3/4" decorative border, 5/16" wide)

                  (upper left corner box with heading: NUMBER [of shares])

                  (upper right corner)  share certificate no.

                  (upper  right box with  heading:  CLASS C SHARES below cert.
no.)

                  (centered below boxes)
                            OPPENHEIMER CASH RESERVES
                         A MASSACHUSETTS BUSINESS TRUST

(at left)                          THIS IS TO CERTIFY THAT (at     right)    SEE
REVERSE FOR CERTAIN DEFINITIONS

                                                      (box with number)
                                                      CUSIP 683953 301

(at left)  is the owner of

           (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST OF
                                      OPPENHEIMER CASH RESERVES

      (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

      (signature at left of seal)   Dated:            (signature  at  right of
seal)

      /s/ Brian W. Wixted                             /s/ Bridget Macaskill
      ------------------------------
---------------------------------
      TREASURER                                       PRESIDENT

                             (centered at bottom)
                        1-1/2" diameter facsimile seal
                                 with legend

                          OPPENHEIMER CASH RESERVES
                                     SEAL
                                     1988
                        COMMONWEALTH OF MASSACHUSETTS


(at lower right, printed vertically)      Countersigned
                                    OPPENHEIMER SHAREHOLDER SERVICES
                                    (A DIVISION OF OPPENHEIMERFUNDS, Inc.)
                                    Denver (CO)             Transfer Agent

                                    By ____________________________
                                          Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                               UNDER UGMA/UTMA  ___________________
                                                            (State)


Additional abbreviations may also be used though not in the above list.

For  Value   Received_____________________hereby   sell(s),   assign(s),   and
transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------------------------

________________________________________________Class  C  Shares  of  beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                          -----------------------------------
                                          (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed        Name of Guarantor
                                    by:         _____________________________
                                                      Signature of
                                                      Officer/Title

(text printed     NOTICE:  The signature(s) to this assignment must vertically to right
            correspond   with  the  name(s)  as  written  upon  the  of  above
      paragraph)
            face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in        Signatures must be guaranteed by a financial
box to left of          institution of the type described in the current
signature(s))           prospectus of the Fund.


PLEASE NOTE: This document contains a watermark       OppenheimerFunds
when viewed at an angle.
It is invalid without this
"four hands" watermark:  logotype

  -------------------------------------------------------------------------
                  THIS SPACE MUST NOT BE COVERED IN ANY WAY